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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM  8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 7, 1996
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                              ZYCON CORPORATION
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            (Exact name of registrant as specified in its charter)

   Delaware                      33-95284                         94-2348052
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  (State of                (Commission File Number)              (IRS Employer
Incorporation)                                                   Identification
                                                                       No.)

                   445 El Camino Real, Santa Clara, CA 95050
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                    (Address of principal executive offices)

      Registrant's telephone number, including area code  (408) 241-9900
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         (Former name or former address, if changed since last report.)


                                                                  THIS IS PAGE 1
                                               EXHIBIT LIST IS LOCATED AT PAGE 4
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.   Acquisition or Disposition of Assets

     On June 7, 1996, the registrant entered into an asset purchase agreement (the "Agreement") with Alternate Circuit Technology, Inc. ("ACT") and the shareholders of Alternate Circuit Technology, Inc. (the "ACT Shareholders"). Pursuant to the Agreement, the registrant shall purchase all of ACT's assets, properties (tangible and intangible) and rights used in or related to the business conducted by ACT (the "Assets") except certain excluded assets, such excluded assets having a total value of $1,481,550.08.

     ACT is in the business of owning, operating and managing a quick turnaround printed circuit board manufacturing facility in Massachusetts. The Assets include ACT's cash, accounts receivable, inventory, equipment and leasehold improvements, tools and supplies, all general intangibles used in the business, ISO certificates, goodwill, contract rights, intellectual properties, and rights under the MIFA lease financing. The registrant intends to continue to use the Assets as ACT did, in the operation and management of a printed circuit board manufacturing facility in Massachusetts.

     The purchase price for the Assets consists of assumed liabilities having an approximate value of $4,495,475.00, cash of $8,772,182.00 subject to adjustment, and 50,000 shares of the registrant's $0.001 par value common stock. The cash portion of the purchase price will be increased or decreased, as the case may be, by the difference between ACT's net worth determined according to the registrant's certified public accountants, on the close of business on the day immediately preceding the closing date and $3,911,420.00. In no event will the adjustment increase the total purchase price to more than $14,750,000.00 plus the amount of cash included in the Assets to be transferred. The principles followed in determining the amount of such consideration included an evaluation of ACT's book value and revenues. The consideration for the Assets is approximately two times the book value. The source of the funds used to acquire the Assets is the registrant's working capital.

Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of business acquired.

          At this time it is impracticable to provide the required financial statements of ACT, the acquired business. These financial statements will be filed on or before July 31, 1996, within 60 days of the filing of this Form 8-K.

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          (b)  Pro Forma financial information.

          At this time it is impracticable to provide the required pro forma financial information relative to ACT, the acquired business. This pro forma financial information will be filed on or before July 31, 1996, within 60 days of the filing of this Form 8-K.

          (c)  Exhibits.  See Index to Exhibits on page 4.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Zycon Corporation
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                                         (Registrant)

Date: June 20, 1996.             Kenneth R. Shilling
                                 ---------------------------------
                                 Kenneth R. Shilling,
                                 Vice President, Finance and
                                 Chief Financial Officer

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                               INDEX TO EXHIBITS
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   Exhibit
   Number                     Exhibit
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

     2         Plan of Acquisition - Asset Purchase
               Agreement

     4.1*      Specimen Stock Certificate

     4.2*      Restated Certificate of Incorporation

     4.3*      Bylaws of Registrant

     23.1**    Consent of BDO Seidman, LLP






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     * Exhibits 4.1, 4.2, and 4.3 are incorporated by reference to Exhibits 4.1,
3.3, and 3.4 respectively, to the Registrant's Registration Statement on Form S-1, No. 33-95284.

     **To be filed at a later date with ACT's financial statements.

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